UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 30, 2004



                              EAGLE BROADBAND, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



                                      TEXAS
                                      -----
                 (State or other jurisdiction of incorporation)



               001-15649                             760494995
               ---------                             ---------
       (Commission File Number)         (I.R.S. Employer Identification No.)



                 101 Courageous Drive, League City, Texas 77573
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (281) 538-6000
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act. |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act. |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act.
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.   Results of Operation and Financial Condition.

     On November 30, 2004, Eagle Broadband, Inc. ("Eagle Broadband"), issued a press release announcing its operations for the fourth fiscal quarter and year ended August 31, 2004. The Company also held a webcast shareholder update.


Item 9.01.   Financial Statements and Exhibits

       (a)     Financial Statements of Business Acquired.

               Inapplicable.

       (b)     Pro Forma Financial Information.

               Inapplicable.

       (c)     Exhibits

       Exhibit Number      Exhibit Description
       --------------      -------------------

            99.1 Press release dated November 30, 2004, relating to Eagle Broadband's results of operations for the fourth fiscal quarter and year ended August 31, 2004.

            99.2           Webcast audio.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           EAGLE BROADBAND, INC.



                                           By: /s/ DAVID WEISMAN
                                           ---------------------
                                           Chief Executive Officer




DATE: November 30, 2004

                                  EXHIBIT INDEX
                                  -------------

       Exhibit Number      Exhibit Description
       --------------      -------------------

            99.1 Press release dated November 30, 2004, relating to Eagle Broadband's results of operations for the fourth fiscal quarter and year ended August 31, 2004.

            99.2           Webcast audio